Investor Presentation


3D
SYSTEMS

Forward-Looking Statements

Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.



Create with Confidence

Key Themes For Today's Discussion

- The strength of our business model… diversified portfolio drives sustainable long term results
- R&D vitality delivers new product flow and impact
- Marketplace segmentation… building expanded brand experience
- Accelerating growth while protecting the core
- Sequentially improving operating trends
- Opportunities and outlook
- Q&A

Create with Confidence

The Additive Manufacturing Pioneer And Leader

From Digital



Computer Aided Design (CAD) or Scan



To Part



Plastic or Metal Part

Create with Confidence


SLA®


MJM

Marketplace Leadership Through Technology 4 Print Engines 450 Patents


SLS®


FTI

Growing Universe Of Addressable Applications

- Consumer packaging
- Architectural models
- Toys, action figures and games
- Consumer electronics
- Aerospace end-use parts
- Automotive pre-production
- Collectibles and ornaments
- Footwear tooling and custom fit
- Rapid tooling, jigs and fixtures
- Investment casting patterns
- ITE Hearing Aids manufacturing
- Dental manufacturing
- Jewelry manufacturing



Comprehensive Customer Footprint



BAE
Pratt & Whitney
AIRBUS
BOEING
HUGHES
Raytheon



WIDEX
ALIGN
SIEMENS
Dreve
sirona
oticon
PHONAK
3M ESPE



SIEMENS
ROBERT DEMEGLIO
FLUKE.
MOTOROLA
CATERPILLAR
Cummins
TELEDYNE WATER PIK



MAYTAG
MATTEL
Polaroid
3M
Kodak
EMERSON
Climate Technologies
Hasbro
LEVER FABERGÉ

Global Coverage Local Presence



North America

- USA
  - Rock Hill, SC
  - Valencia, CA
  - Lawrenceburg, TN
  - Goodland, IN
  - Seattle, WA

Europe

- France
- Germany
- Italy
- Switzerland
- United Kingdom

Asia

- China
- Japan

Proven Customer Value

Reduce
- Design cost
- Manufacturing cost
- Cost of goods



Profitability

Reduce
- Time to design
- Time to production
- Time to market

Market Share

Experienced Management Team

- **Bob Grace** Vice President & General Counsel
- **Damon Gregoire** Vice President & CFO
- **Chuck Hull** Executive Vice President & CTO
- **Rajeev Kulkarni** Vice President Engineering
- **Cathy Lewis** Vice President Global Marketing
- **Michele Marchesan** Vice President 3-D Printing Solutions
- **Kevin McAlea** Vice President Rapid Manufacturing Solutions
- **Abe Reichental** President & CEO










Unique Business Model Drives Value And Returns

Customer Value From Proprietary Systems, Materials and Parts Technology



Printers
Parts
Technology
Production Systems

Stockholder Value From Profitable Recurring Revenue Growth

Create with Confidence

The Strength Of Our Business

- **Complete 3-D Printing solutions** for professional and personal use
- **The source** for your design to manufacturing parts & tooling solutions
- **Proven** Additive Manufacturing record, Affordable Production Centers
- **Extensive range** of proprietary performance **materials**… **refill** model
- **Leadership** through technology, vital new products pipeline
- **Experienced** management, **talented** organization
- Revenue **growth** without capital intensity
- Financial **strength and flexibility**, zero debt


Create with Confidence
Create with Confidence

Sequentially Improving Results


3D
SYSTEMS

Solid Performance Relative To Marketplace And Economy

($ Millions except per share amounts)

FULL YEAR			
Operating Results	2009	2008	% Change Favorable (Unfavorable)
Revenue	$112.8	$138.9	(19%)
Gross Profit	$49.7	$55.6	(11%)
% of Revenue	44%	40%	
Operating Expense	$46.7	$61.1	24%
% of Revenue	41%	44%	
Net Income (Loss)	$1.1	($6.2)	117%
Depreciation & Amortization	$5.9	$6.7	12%
% of Revenue	5%	5%	
Fully Diluted Earnings (Loss) Per Share	$0.05	($0.28)	118%

- In 2009, the global economy experienced the worst recession in a generation.
- We adapted to a rapidly deteriorating demand environment across our product portfolio.
- We reduced discretionary spending, while keeping the muscle of the organization intact.
- We maintained forward progress on our core strategic initiatives.
- We used our strong balance sheet to execute several acquisitions.
- Our efforts resulted in improved performance on lower revenue.

Diversified Portfolio And Geography Drive Long-Term Results



Q4 2009 Revenue
Million
$36.4
$34.9
Services
24%
24%
Materials
41%
42%
Systems & Other
35%
34%
$36.4
$34.9
Asia Pacific
13%
20%
Europe
47%
44%
North America
40%
36%

Recurring Revenue Reached 65% Against Long Term Target Of 75%

Key Operating Trends

	Q4-08	Q4-09	Q2-09	Q3-09	Q4-09
Total Operating Expenses	$13.9	$12.1	$11.7	$11.2	$11.7
Gross Profit Margin	44%	44%	44%	45%	44%
Cash	$22.2	$23.4	$24.0	$24.0	$24.9
Inventory	$21.0	$19.9	$19.1	$20.3	$18.4

Cash Preservation

- No merit pay increases in 2009
- Right sized organization
- Reduced CapEx by 83%
- Reduced inventory by 13%
- Strengthened Bottom Line

Growth Investments

- Maintained R&D investment levels
- Invested in new technology
- Broadened product portfolio with new systems
- Made selective acquisitions

Effective Working Capital Management



Days
160
140
120
100
80
60
40
93
68
121
102
101
100
132
125
122
83
67
64
73
70
63
66
63
60
63
60
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Days Sales Outstanding
Days Inventory On Hand

Create with Confidence

Growth Initiatives And Brand


SYSTEMS

$2 Billion Marketplace Revenue Potential By 2015

3-D Parts $500 Million

3-D Printer $1 Billion

3-D Production $500 Million

Source: Gartner, Wohlers, Frost & Sullivan, 3D Systems

Create with Confidence

Focused Growth Initiatives



- Build global 3Dproparts™ solutions and services business.
  - Expand through strategic acquisitions and organic growth.
- Accelerate 3-D Printer penetration through channel expansion and new products.
- Grow dental and medical device revenue leveraging technology leadership and proven track record.

Customer Driven Execution







The Source For All Your Design-To-Manufacturing Needs

- Launched 3Dproparts™ October 1, 2009, added 3 acquisitions.
- Target 3Dproparts™ for min 10% of total revenue by December 2010 through organic growth and strategic acquisitions.

Complete 3-D Printing Solutions For Professionals

- Developed Personal, Professional and Production Printers at right price points and print output and performance from $10,000.
- MCAD and Vertical channel expansion and continued product developments.

Production Center For Every Need And Budget

- Developed comprehensive range of direct and indirect production solutions including tools, patterns, jigs, fixtures and end-use parts.
- Proven track record with leading Hearing Aids, Dental, Aerospace and Defense Companies.

Create with Confidence

Marketplace Adoption Reflects Execution


41% Production
28% Design
31% Communication

Source: Gartner, Wohlers, Frost & Sullivan, 3D Systems

Create with Confidence

Strategy to Drive Adoption

- Accelerate user effectiveness through broader access to our solutions
- Enhance customer experience by eliminating barriers to adoption
- Increase customer demand by providing end-to-end solutions
- Expand presence within high growth markets... China and India



Create with Confidence

Accelerating Growth While Protecting The Core



Communication and Design
Function
Fit
Form
UTC
SLS®
SLM
ACC
SLA®
MJM
SLA®
Prototype
Pattern
Parts
Production

Create with Confidence

Brand Repositioning Mirrors Strategy

Create With Confidence



Source With Confidence



Print With Confidence



Produce With Confidence

Create with Confidence

Revenue Outlook

- We are optimistic about our ability to continue to make progress even though economic conditions remain uncertain.
- We expect continued revenue growth during 2010 given our strengthened portfolio of products and services.
- We are growing our 3Dproparts™ service both internally and through additional strategic acquisitions globally.
  - Our recently announced acquisition of Moeller Design demonstrates our strong commitment to grow our 3Dproparts™ services.
  - We expect sales of 3Dproparts™ to reach a minimum level of 10% of total revenue by the end of 2010.

We expect to benefit competitively from our new and expanded products and services portfolio and stronger financial position.

Create with Confidence

Gross Profit and Operating Expenses Outlook

- We expect our gross profit margin to remain stable despite
  - Potential adverse systems mix in favor of lower margin printers
  - Continued negative 2-4 percentage point drag from V-Flash® through the first half of 2010.
- We expect SG&A to be in the range of **$36-40 million** for 2010.
  - Inclusive of our anticipated higher litigation expenses and,
  - Increased operating costs associated with 3Dproparts™ acquisitions we made thus far.
- We expect R&D spending for 2010 to be in the range of **$10-12 million** while keeping pace with our planned new product introductions.

We believe that we can further enhance our operational effectiveness and optimize our operating costs.

Bottom Line

- Leading market positions with competitive advantages
- Product, technology, customer and geographic diversity
- Platform in place to support growth opportunities
- Sequentially improving operating trends
- Planning cautiously in 2010, but bullish longer term
- Growing the business and funding future growth opportunities as needed

Unique and Leveragable Business Model Designed to Deliver Sustainable Returns Over The Long-Term

Create with Confidence

Thank You



Supplementary Information


SYSTEMS


PARTS

The Source For Your Design-To-Manufacturing Needs



Widest range of production and additive grade materials

Latest Additive and Traditional Manufacturing Systems

Create with Confidence


proparts
POWERED BY 3D SYSTEMS
Search
NEED HELP?
LIVE CHAT
HOME
PARTS
APPLICATIONS
TECHNOLOGIES
INSTANTQUOTE
SERVICES
KNOWLEDGE CENTER
NEWS & EVENTS
Single source for all your
Design to Manufacturing needs
Widest selection of additive and
traditional materials and technologies
with Confidence
CONTACT US
LET US CALL YOU
INSTANTQUOTE
SUBSCRIBE TO THE
proparts
NEWSLETTER
PROTOTYPES
Accelerate product design.
The latest additive manufacturing solutions, the best plastic and metal CNC machining, casting and finishing to bring your new product to life quickly and cost effectively. Learn more...
PRODUCTION PARTS
Reduce Your Investment.
Leverage the largest capacity and the widest choice of production methods. Comprehensive plastic or metal materials and finishes from your state-of-the-art production facility. Learn more...
JIGS & FIXTURES
Save space and inventory.
Get fully assembled and tested metal or plastic jigs & fixtures using the ideal combination of next generation additive and traditional manufacturing technology Learn more...
3D PRINTERS
Get your own 3D Printer.
Fast, affordable & convenient Prototyping
LEARN MORE
PRODUCTION QUALITY
COMPLEX METAL PARTS
IN DAYS

Real Parts And Functional Prototypes










Rheem

Create with Confidence

Unmatched Quality





- Exceptional sidewall quality.
- Unprecedented surface smoothness.
- Remarkable feature resolution.
- Best-in-class edge definition.
- Tolerances that rival the accuracy of CNC-machined parts.


Fast delivery


PRINTERS

Create with Confidence

$1 Billion Marketplace Opportunity By 2015


2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013


4000
3500
3000
2500
2000
1500
1000
500
0
96
97
98
99
00
01
02
03
04
05
06
07

- An estimated 5000 3-D printers were sold in 2009.
- The average growth of 3-D printer unit sales from 1996 through 2008 was approximately 40%.
- The market for business and educational uses is well-positioned for further growth because of the wide appeal of 3-D printers priced at less than $15,000.
- Gartner believes this continuing demand bodes well for the longer-term prospects of the 3-D printer market.
- Based on the potentially broad and disruptive impact of low-cost 3-D printing technology, Gartner estimates that by 2015, shipments will rise to 85,000 units sold to businesses, educational institutions and homes.

Source: Gartner, Wohlers, Frost & Sullivan, 3D Systems

Create with Confidence

Complete 3-D Printing Solutions For Professionals



Effective 3-D Printing Solutions For Every Application And Price Point From $9,900 to $179,000

Create with Confidence

Printer Marketplace Positioning

Personal Printers
- Desktop
- Office
- Small format
- Simple, easy to use



Professional Printers
- Groupware
- Office, model shop
- Small and mid format
- Material properties



Production Printers
- Productionware
- Manufacturing floor
- Small to large format
- Extreme productivity
- From models to real parts and castings



Desktop Printer Category


3D

Create with Confidence

Affordable Versatile Desktop Printer: V-Flash®

1. Easy to Own, $9,900
2. Easy to Use
3. Great Results



DREAM IT. DESIGN IT. V-FLASH® IT.

Create with Confidence

Desktop Connectivity And Communication



- Fits on your desktop
- Connects to your network
- Produces real functional parts
- Easy to own and operate
- CAD compatible

INSTANT
Real Parts



Create with Confidence

Superior Part Performance And Quality

- Hard, durable plastic
- Excellent material properties
- High resolution, "true-to-design" detail
- Smooth surfaces
- Balanced physical properties



Wide Range Of Real World Applications

- Concept models
- Communications models
- Proof of concept
- Form/Fit Validation
- Assembly testing
- Functional testing
- Ergonomic testing
- Design confidentiality
- Product mock-ups
- Marketing focus group studies
- Architectural models



Small Format Professional Printer Category


3D

Create with Confidence

Professional And Production 3-D Printers



ProJet™ SD 3000

$59K

VisiJet® SR200 Plastic

MCAD
Education
Architecture
Industrial design
Graphics design
Animation
Packaging Design



ProJet™ HD 3000

$69K

VisiJet® HR200 Plastic

Jewelry design
Micro-engineering
Collectables
Miniatures
Apparel design
Medical modeling



ProJet™ CP 3000

$68K

VisiJet® CP200 RealWax

Foundry casting
- Automotive
- Aerospace
- Engine parts
- Connectors
- Plumbing



ProJet™ CPX 3000

$79K

VisiJet® CPX200 RealWax

Micro-casting
- Jewelry
- Medical devices
- Medical implants
- Figurines
- Electronics

Create with Confidence

Large Format Production Printer Category



ProJet™ 5000 3-D Printer Pushes The Print Envelope



Create with Confidence

3-D Printers Deliver Monetized Value!

- Enhances design freedom
- Eliminates production tooling
- Reduces capital investment
- Compresses lead-times
- Minimizes waste material
- Enables mass-customization
- Facilitates product personalization
- Reduces inventory cost
- Simplifies supply chain
- Optimizes complex assemblies












How Do We Stack Up Against The *Other* 3-D Printer Companies?


3D

Create with Confidence

3D Systems Customers Print With Confidence



PRO JET
Z CORPORATION

3D Systems Customers Print With Confidence



PRO JET
dimension

3D Systems Customers Print With Confidence


OBJET
PRO JET


PRODUCTION
SYSTEMS

~$500-Million Marketplace Opportunity By 2015

- Difficult to make parts
- Dental / medical
- Manufacturing applications
- Distributed design and manufacturing

Total Prosthesis Market Approximately 9B WW	
Crowns and Bridges	4.6B (WW)
Dental Implants	2.9B (WW)
Dental Imagin	.64B (USA Only)
Orthodontics	.6B (USA Only)
Endodontics	.22B (USA Only)
CAD/CAM US Market valued at $773 M for 2007	
CAD/CAM CAGR of 14.9% until 2014	
Increased insurance coverage of patients treatments	

- Rapid Manufacturing represented some $100 million of revenue for all Additive Manufacturing suppliers.
- Dental Opportunities hold greatest potential.

Source: NextGen Research, Wohlers, Frost & Sullivan, 3D Systems

Production Center for Every Need And Budget


iPro™ SLA® Production Systems
iPro™ SLS® Production Systems
iPro™ SLM Production Systems

Effective Production Solutions For Every Application and Price Point From $150,000 to $850,000

Create with Confidence

Proven Production Solutions Track Record

- Numerous Rapid Manufacturing Systems In Operation Worldwide
- Proven Expert Integration Capabilities
- Rapid Manufacturing Partnerships With Industry Leaders And Shapers









WIDEX hearing instruments

ALIGN
ALIGN TECHNOLOGY, INC

STARKEY

SIEMENS

Dreve

sirona

oticon

PHONAK hearing systems

3M ESPE

Create with Confidence

Digital Dental Opportunities

$10-12 Billion USA Annual Dental Prosthetics*



Billion $
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Dentures
Crowns
Bridges
Veneers
CAD/CAM
Total Market

*Source: 3D Systems

Create with Confidence

Integrated 3-D Dental Solutions


DIGITAL DENTAL SOLUTIONS
Company
Solutions
Partners
News
Events
Contact Us
Free Working Model
CAD/CAM Solutions
TOP TO BOTTOM
dental solutions
Powered By 3D Systems
Dental CAD/CAM Printers
Why 3D Systems?
Latest News
Dental CAD/CAM Solutions
Learn first-hand about the latest in Dental CAD/CAM solutions from the leader in Rapid Prototyping equipment and materials. Let our experience work for you and get out of the stone-age.





www.toptobottomdental.com



Create with Confidence

Aerospace And Defense Manufacturing


POWER DISTRIBUTION PANELS
ELECTRICAL SHROUDS
STOWAGE CASE
AVIONICS DUCTING
AVIONICS DUCTING
CABIN AIRFLOW DUCTS
DEFOG DUCTING
PDP COVERS
AVIONICS DUCTING

Precision Production Centers

- SLA®, SLS® and SLM production centers.
- Proven, complementary Additive Manufacturing technologies.
- Precision, high-throughput Rapid Manufacturing.
- Broad range of cost-effective applications.
- Smooth surface finishes without sacrificing speed.
- Fine feature details.
- Outstanding accuracy.
- Broad range of manufacturing materials.



Create with Confidence

Thank You